Howe Barnes Hoefer & Arnett

Investment Conference

May 7, 2008

Forward-Looking Statements

Certain statements in this presentation constitute “forward-looking statements.” Forward-looking statements relate to future events or our future financial performance and include statements about the competitiveness of the banking industry, potential regulatory obligations, our entrance and expansion into other markets, our other business strategies and other statements that are not historical facts.
Forward-looking statements are based on many assumptions and estimates and are not guarantees of future performance. Our actual results may differ materially from those anticipated in any forward-
looking statements, as they will depend on many factors about which we are unsure, including many factors which are beyond our control.

Company Overview

Community-oriented bank with a focus on small and medium-sized businesses and consumers

Headquartered in Spartanburg, South Carolina

Commenced operations in March 2000

Over 160 full-time equivalent employees

Over $848 million in assets in 8 years

Expansion into growth markets

Greenville/Spartanburg

Charleston

Columbia

South Charlotte

Company Overview

Acquired Carolina National Corporation in January 2008

Ninth largest financial institution headquartered in South Carolina

Network of 11 full-service branches across South Carolina

Plan to open 2 new full-service branches in 2008

Experienced management team with long term ties in communities served

Regional executive officer oversees each region

Senior Management Team

Coastal Financial
Corporation

27

Senior Vice President & Senior
Credit Officer

47

Jeff A. Benjamin

46

63

37

59

Age

KPMG LLP

15

Executive Vice President &
Chief Financial Officer

Kitty B. Payne

First United Bancorp

36

Executive Vice President &
Retail Banking Manager

Robert W.
Murdoch, Jr.

OCC and OTS; CCB
Financial Corp.

19

Executive Vice President &
Chief Lending Officer

David H.
Zabriskie

CCB Financial Corp.

34

President & Chief Executive
Officer

Jerry L. Calvert

Title with the Bank

Previous Experience

Yrs in
Industry

Name

* Source: SNL Financial LC

Footprint in South Carolina’s Best Markets

Top South Carolina Counties*

07 - '12

2007

2007

Est. Pop.

Median

County

Population

Growth

HHI

Greenville, SC

420,579

7.3%

51,794

Richland, SC

356,842

7.6%

50,255

Charleston, SC

345,500

6.4%

47,866

Spartanburg, SC

275,235

5.8%

46,792

Lexington, SC

244,352

9.0%

56,247

Horry, SC

243,477

18.6%

45,374

York, SC

203,817

16.0%

55,229

Anderson, SC

180,513

6.1%

44,921

Berkeley, SC

161,486

9.8%

50,037

Aiken, SC

155,874

6.5%

47,331

Beaufort, SC

154,876

17.2%

60,417

9th Largest South Carolina Financial Institution

* Rank based on as reported assets

Source: SNL Financial LC; Assets are as of December 31, 2007

or the most recently reported quarter

6

Assets

#*

Company

Ticker

Headquarters

($MM's)

1

South Financial Group, Inc.

TSFG

Greenville

13,872

2

First Citizens Bancorporation, Inc.

FCBN

Columbia

6,079

3

First Financial Holdings, Inc.

FFCH

Charleston

2,784

4

SCBT Financial Corporation

SCBT

Columbia

2,598

5

Palmetto Bancshares, Inc.

Laurens

1,248

6

Carolina Financial Corporation

Charleston

979

7

First Palmetto Financial Corp.

Camden

941

8

CNB Corporation

CNBW

Conway

867

9

First National Bancshares, Inc. - Pro Forma

FNSC

Spartanburg

837

9

Security Federal Corporation

SFDL

Aiken

820

10

Community Capital Corporation

CPBK

Greenwood

801

11

Southern First Bancshares, Inc.

SFST

Greenville

629

12

Beach First National Bancshares, Inc.

BFNB

Myrtle Beach

606

13

Arthur Financial Corporation

Union

597

14

First Reliance Bancshares, Inc.

FSRL

Florence

592

15

First National Bancshares, Inc.

FNSC

Spartanburg

587

* South Carolina banks and thrifts ranked by asset size and based on regulatory financial reports

Note: Adjusted for purchase accounting impact of First National's merger with Carolina National

Source: SNL Financial, LC

Rank	Institution	Deposits ($000)	Market Share	Branches
1	Wachovia Corp. (NC)	$6,307,233	22.08 %	63
2	Bank of America Corp. (NC)	4,321,101	15.13	54
3	South Financial Group Inc. (SC)	3,164,542	11.08	26
4	BB&T Corp. (NC)	2,984,612	10.45	44
5	Synovus Financial Corp. (GA)	2,414,764	8.45	21
6	First Citizens Bancorp. (SC)	1,665,349	5.83	52
7	First Financial Holdings Inc. (SC)	929,807	3.26	20
8	SunTrust Banks Inc. (GA)	862,969	3.02	36
9	**First National Bancshares Inc. (SC)**	**643,057**	**2.25**	**11**
10	Palmetto Bancshares Inc. (SC)	449,887	1.58	16

Source: SNL Financial.
Deposit data as of 6/30/07.
Market share data for Charleston, Greenville, Richland and Spartanburg counties in South Carolina.

FNSC

Market Share Opportunity

Combined Counties of Operation

Financial Highlights

Asset growth of 16.7% for the quarter ended March 31, 2008 over the same period in 2007 (adjusted for CNCP acquisition)

Acquired Columbia-based Carolina National Corporation on
January 31, 2008

220.9 million in assets

$203.3 million in loans

$187.3 million in deposits

Earnings for the quarter ended March 31, 2008 of $735,000 or
$0.10 per diluted share

800
600
400
200
0
CAGR 36.0%
189
251
379
475
702
2004
2005
2006
2007
Q1 '08

Columbia
28%
Indian Trail
5%
Charleston
16%
Rock Hill
5%
Greenville
7%
Spartanburg
39%

800
600
400
200
0
CAGR 35.0%
192
272
377
472
672
2004
2005
2006
2007
Q1 '08

Charleston
5%
Wholesale
21%
Greenville
5%
Columbia
22%
Spartanburg
47%

FIRST NATIONAL
FNSC

Balance Sheet Growth

Loan Growth ($ Millions)

Deposit Growth ($ Millions)

Loans by Market (3/31/08)

Deposits by Market (3/31/08)

4.60
3.85
3.10
2.35
1.60
3.05
3.26
3.53
3.79
3.39
2003
2004
2005
2006
2007

4.60
3.85
3.10
2.35
1.60
3.45
3.40
3.39
3.29
2.91
Q1 '07
Q2 '07
Q3 '07
Q4 '07
Q1 '08

•

•

FNSC

Net Interest Margin

Approximately 90% of our loans are variable rate or reprice within
12 months

Stable to slightly improving margin outlook assuming unchanged rate environment

Net Interest Margin (%)

Qtr. Net Interest Margin (%)

Stock Performance (NASDAQ:  FNSC)

Market Cap of $64 million* (6.4 million shares)

                (*not including preferred stock of $18 million)

One of the largest insider ownership positions of all
financial institutions headquartered in South Carolina
(35+%)

Trading at median 14X last 12 months earnings,

             as of May 6, 2008

7th Largest Publicly Traded South Carolina Financial Institution

*Rank based on as reported assets

Market cap is as of the market closed on 12/31/2007

Assets are as of June 30, 2007 or the most recently reported quarter

Source: SNL Financial LC

Market

Assets

Cap.

#*

Company

Ticker

Headquarters

($MM's)

($MM's)

1

South Financial Group, Inc.

TSFG

Greenville

13,878

1,135

2

First Citizens Bancorporation, Inc.

FCBN

Columbia

6,079

507

3

First Financial Holdings, Inc.

FFCH

Charleston

2,818

294

4

SCBT Financial Corporation

SCBT

Columbia

2,597

332

5

CNB Corporation

CNBW

Conway

866

138

6

Security Federal Corporation

SFDL

Aiken

820

58

7

First National Bancshares, Inc.

FNSC

Spartanburg

807

62

8

Community Capital Corporation

CPBK

Greenwood

801

67

9

Southern First Bancshares, Inc.

SFST

Greenville

628

44

10

Beach First National Bancshares, Inc.

BFNB

Myrtle Beach

606

61

* Publicly traded South Carolina banks and thrifts ranked by assets

Note: Ignores purchase accounting impact of First National's merger with Carolina National

Source: SNL Financial, LC

Strong Capital Base

Issued $18 million in 7.25% Noncumulative Convertible
Perpetual Preferred Stock in July 2007

Share Repurchase Program authorizes up to 107,000
shares for repurchase

41,510 shares remain available for repurchase as of
May 6, 2008

Well-capitalized at 11.23% as of March 31, 2008

Hotel
13.0%
Restaurant
18.4%
Mix /Warehouse
10.8%
Church
0.5%
Health
Care
6.2%
Housing
0.6%
Other
5.0%
Automotive
3.6%
Day Care
1.1%
Office
20.9%
Retail
19.9%

Midlands SC
29%
Coastal SC
14%
Other
4%
Charlotte /
York
7%
Other NC
6%
Upstate SC
40%

FNSC

CRE Loan Portfolio Composition

Total CRE loans of $212 Million (30% of loan portfolio)

40% of CRE portfolio is owner-occupied

Top 10 loans account for 16% of CRE portfolio

Upstate (Spartanburg/Greenville) represents 40% of CRE

CRE Portfolio by Collateral Type*

Data as of 3/31/08.

CRE Portfolio by Market

*Does not include CNCP loans

Land - Lots
32%
Res Constr.
33%
Comm Constr.
18%
Land Dev.
17%

Coastal SC
39%
Midlands SC
21%
Charlotte MSA
9%
Other NC
4%
Other
3%
Upstate SC
24%

- 
- 
-

FIRST NATIONAL
FNSC

C&D Loan Portfolio Composition

Total C&D loans of $248 Million (35% of total portfolio)

Top ten loans represent 14% of C&D portfolio

Top 20 loans represent 22% of C&D portfolio

C&D Portfolio by Market

C&D Portfolio by Type

Data as of 3/31/08.

1.60
1.20
0.80
0.40
0.00
0.03
1.20
0.06
1.08
0.04
1.00
0.06
1.04
0.00
1.20
2004
2005
2006
2007
Q1 '08

4.00
3.00
2.00
1.00
0.00
0.03
0.14
0.13
3.00
2.94
2004
2005
2006
2007
Q1 '08

* Total loans does not include loans held for sale.

-
-
-

FIRST NATIONAL

Asset Quality

Recent rise in NPAs tied to the downturn in the residential housing market

85% of nonperforming loans are housing-related

Total NPAs includes $18.6 million in NPLs and $3.1 million in OREO

NPAs / Loans + OREO*(%)

Net C/Os / Avg. Loans* (%) &
Reserves / Loans* (%)

Coastal SC
51%
Midlands SC
4%
Mountains NC
10%
Charlotte MSA
2%
Upstate SC
33%

Land
Subdivision
15%
Mortgage Loan
Broker
10%
SF Home
Construction
66%
Automotive
Service
6%
Plastics
Manufacturing
3%

- 
-

FIRST NATIONAL
FNSC

Nonperforming Loan Portfolio Composition

Data as of 3/31/08.

Nonperforming Loan Portfolio
by Market

Nonperforming Loan Portfolio

by NAICS Category

WAR of NPLs is 6.05%

Average age of NPLs is 3 months

Loan Process Summary

  Dedicated team of credit professionals

  Active external loan review process

  Proactive internal loan review process

Summary

Management team with significant experience

Attractive markets with opportunity to take market share

Growing franchise with proven branching strategy

One of few independent statewide franchises in South
Carolina

19